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                                                                   EXHIBIT 10.19


                        GEOTEL COMMUNICATIONS CORPORATION
                       1993 RESTRICTED STOCK PURCHASE PLAN


1.       PURPOSE.

         The purpose of the Geotel Communications Corporation Restricted Stock Purchase Plan (the "Plan") is to attract and retain the services of experienced and knowledgeable directors, officers, consultants and other key personnel (individually a "Participant," collectively "Participants") of Geotel Communications Corporation (the "Corporation") or any subsidiary for the benefit of the Corporation and its stockholders and to provide additional incentive for Participants to promote the success of the Corporation or its subsidiaries through continuing ownership of its common stock.

2.       SHARES SUBJECT TO PLAN.

         The total number of shares of common stock, par value $.01 per share ("Shares"), of the Corporation which may be subject to the Plan shall not exceed 1,324,063 in the aggregate, subject to adjustment under Section 13. Shares which are sold under the Plan but which are repurchased by the Corporation shall become available for additional sales. 1,324,063 Shares will be reserved for sales under the Plan.

3.       ADMINISTRATION OF THE PLAN.

         (a) The Board of Directors (the "Board") shall appoint a committee to administer the Plan (the "Committee"), consisting of at least two directors, elected from time to time by the Board. The initial members of the Committee shall be Gardner Hendrie and Michael Humphreys. Each member of the Committee shall be ineligible to participate in the Plan, and
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shall be a "disinterested person" as defined in Rule 16b-3, under the Securities
Exchange Act of 1934 (the "Exchange Act").

         (b) The Committee shall be responsible for administration of the Plan. In its discretion, and subject to the provisions of the Plan, it shall have the power to select Participants, authorize sales of stock, construe the Plan, determine all questions and adopt and amend rules and regulations for the administration of the Plan. A majority of the members of the Committee shall constitute a quorum and any action may be taken by a majority of those present and voting at any meeting. Meetings may be held by conference telephone calls. Any action may also be taken without the necessity of a meeting by a written instrument signed by a majority of the Committee. The decision of the Committee on all questions of interpretation and application of the Plan shall be final and binding on all persons. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Offer (as hereinafter defined) as necessary to carry the Plan into effect. The members of the Committee shall be entitled to reasonable compensation, as determined by the Board, for services in connection with the Plan, and the Corporation shall reimburse members of the Committee for any necessary expenses incurred by them. The Corporation shall indemnify the Committee and each member against all expense or liability occasioned by any act or omission in good faith.

4.       ELIGIBILITY.

         Participants shall be selected by the Committee from directors, officers, consultants and other key personnel of the Corporation or any subsidiary. In designating Participants and in determining the number of Shares to be sold to any Participant, the Committee shall take into


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account the Participant's level of responsibility, performance, potential, compensation, the number of Shares of the Corporation's common stock purchased or subject to purchase under stock options granted to the Participant pursuant to any of the Corporation's stock option plans, and such other considerations as the Committee deems appropriate.

5.       RIGHTS TO PURCHASE; OFFER.

         After the Committee determines that it will offer a Participant the right to purchase Shares under the Plan, it shall make a written offer (an "Offer") to the Participant stating the number of Shares the Participant shall be entitled to purchase, the purchase price per Share, such other conditions, including repurchase and escrow rights, as the Committee deems appropriate, and that the Participant has fifteen (l5) days to accept the Offer. The Committee may extend the term of the Offer. The Offer shall incorporate by reference the provisions of the Plan. Subject to the Plan, Offers made to different Participants, or to the same Participant at different times, may be subject to provisions which differ from each other.

6.       PURCHASE PRICE.

         The purchase price of the Shares (the "Original Purchase Price") shall be determined from time to time by the Committee. The Original Purchase Price shall be paid in full, in cash or equivalent, to the Corporation prior to expiration of the Offer. The date the Original Purchase Price is paid is called the "Closing Date".

7.       SHARES SUBJECT TO REPURCHASE.

         A Participant's Shares are subject to repurchase by the Corporation at the Original Purchase Price for up to five (5) years after either the Closing Date or such other date within


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twelve (12) months prior to the Closing Date as determined by the Committee on a case by case basis (the "Vesting Reference Date"):

              (a) If the Participant shall for any reason, including without limitation death, disability, voluntary action or involuntary removal with or without cause, cease to be employed or engaged in any capacity by the Corporation or any of its subsidiaries, the Corporation may repurchase at the Original Purchase Price all of the Shares (such number of shares being subject to equitable adjustment for any stock split, stock dividend combination of shares or the like), other than any of such Shares which have become Vested Shares as defined in Section 7(b).

              (b) "Vested Shares" shall mean those Shares that are no longer subject to repurchase by the Company under Section 7(a) as determined in accordance with the following schedule:

         Prior to the first anniversary date of the Vesting Reference Date (the "First Anniversary Date"), 100% of the Shares shall be subject to repurchase by the Company under Section 7(a). On the First Anniversary Date, twenty percent (20%) of the Shares shall vest and no longer be subject to repurchase by the Company under Section 7(a). Thereafter, additional Shares shall vest on a monthly basis, in arrears, as follows: at the end of each month after the First Anniversary Date, an additional 1/60 of the Shares shall vest and no longer be subject to repurchase by the Company under Section 7(a) hereof such that by the fifth anniversary date of the Vesting Reference Date all the Shares shall be vested and not subject to repurchase. Any Shares not vested under this Section 7(b) shall continue to be subject to repurchase by the Company under Section 7(a) hereof. The end of a month shall for

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purposes hereof be the same day of the month as the day of the month on which falls the First Anniversary Date, or if not one in a particular month, the last day of such month. Notwithstanding any other provisions of this section in the event of a Change in Control, each Participant with a minimum of six months service will automatically receive twelve months accelerated Vesting; in the event of a Change in Control of the Corporation not approved by the Board of Directors prior to such Change of Control all of the Shares shall be fully Vested immediately upon such Change of Control. For purposes of this Agreement a "Change of Control" shall be deemed to have occurred if any of the following conditions have occurred: (1) the merger or consolidation of the Corporation with another entity other than with a subsidiary or an affiliate, where the Corporation is not the surviving entity; (2) the sale of all or substantially all of the Corporation's assets to a third party who is not prior thereto a stockholder or affiliate of the Corporation, or (3) a transaction or series of related transactions whereby in excess of 51% of the voting stock of the Corporation is transferred to parties who are not prior thereto stockholders or affiliates of the Corporation.

         In addition to the foregoing the Committee may in its discretion waive any such repurchase rights at any time on or subsequent to the Closing Date. A Participant may not sell, exchange, transfer, pledge, hypothecate or otherwise dispose of such Shares subject to the aforementioned repurchase rights.

8.       DEPOSIT OF SHARES IN ESCROW.

         Certificates representing Shares shall bear a legend that the shares represented thereby may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of the Plan and the transfer agent for the common stock of the

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Corporation shall be so instructed. Participants shall deposit such certificates together with a stock power or other instrument of transfer, appropriately endorsed in blank with signatures guaranteed, with an escrow agent designated by the Committee under a deposit agreement requiring the Shares to be held in escrow until a repurchase occurs under Section 7 or until such repurchase rights shall have lapsed, and containing such other terms and conditions as the Committee shall approve, all expenses of any such escrow to be borne by the Corporation. During the period while the Shares are held in escrow, the Participant shall be entitled to vote the Shares and to receive all dividends declared thereon.

9.       FORM OF AGREEMENTS.

         The Committee may specify from time to time such forms of Repurchase Agreement, Sales Agreement, Escrow Agreement and other agreements and documents it deems necessary in connection with the issuance of Shares under the Plan.

10.      PROVISIONS RELATING TO SECURITIES ACT.

         (a) Shares shall be registered in the name of the Participant on the stock and transfer records of the Corporation and stock certificates shall be delivered after the Offer has been accepted. However, if the Board determines that the listing upon any securities exchange or the registration or qualification under any federal or state law of the Shares, or the consent or approval of any governmental regulatory body, is necessary or desirable in connection with the sale of such Shares, registration on the stock and transfer records and delivery of stock certificates may be delayed until such listing, registration, qualification, consent or approval is obtained, free of any conditions not acceptable to the Board.

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         (b)  Delivery of Shares may be made either from shares of authorized but unissued common stock or from outstanding shares of common stock held in the Treasury of the Corporation.

         (c) Notwithstanding any other provision of this Plan, the Corporation may delay registration on its stock and transfer records and delivery of stock certificates to a Participant until one of the following conditions shall have been satisfied:

              (i) The Shares covered by a sale are at the time of such sale effectively registered under the Securities Act of 1933 (the "Securities Act");

              (ii) A no action letter in respect of the sale of such Shares shall have been obtained by the Corporation from the Securities and Exchange Commission; or

              (iii) Counsel for the Corporation shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such Shares are exempt from registration under the Securities Act.

Moreover, unless such Shares have been effectively registered under the Securities Act the Corporation shall be under no obligation to make any sale unless the Participant shall first give a written representation to the Corporation satisfactory to the Corporation's counsel and upon which, in the opinion of such counsel, the Corporation may reasonably rely, that the Participant is acquiring the Shares as an investment and not with a view to or for sale in connection with any distribution of any such Shares in violation of the Securities Act. Each certificate representing Shares delivered in such sale shall bear a legend referring to such investment representation.

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         (d) The Corporation shall have no obligation, contractual or otherwise, to any Participant to register the Shares to be sold to such Participant under the Securities Act.

         (e) If a Participant desires to make an election with respect to Shares under Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), the Participant must do so within thirty (30) days after the Closing Date. A sample form of an election is included in Exhibit A.

11.      EXPENSES OF THE PLAN.

         All costs and expenses for the adoption and administration of the Plan shall be borne by the Corporation.

12.      NO IMPLIED RIGHT.

         Nothing in the Plan shall be deemed to give any person, or any other person claiming under or through him, any contractual or other right to participate in the benefits of the Plan. Nothing in the Plan and no action or sale thereunder shall be construed to constitute or be evidence of any agreement or understanding, express or implied, on the part of the Corporation to employ or otherwise retain any Participant for any specific period of time.

13.      ADJUSTMENTS.

         In the event of any change in the outstanding shares of common stock of the Corporation by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares for other securities, or other similar corporate change, the Committee may make such adjustments as the Committee deems appropriate in (a) the total number of Shares which may be offered for purchase under the Plan; and (b) the number of Shares which may be offered to any Participant.

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14.      TRANSFERABILITY.

         Except as otherwise specifically provided in the Plan, no right or interest under the Plan of any Participant shall be assignable or transferable, in whole or in part, either directly or by operation of law or otherwise, including, without limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner (except by will or the laws of descent and distribution in accordance with the Plan, pursuant to a qualified domestic relations order as defined by the Code or under Title I of the Employee Retirement Income Security Act, or the rules thereunder); and no such right or interest of any Participant shall be subject to any obligation or liability of such Participant.

15.      WITHHOLDING OF INCOME TAXES.

         The Corporation shall have the right to deduct from any amounts paid to the Participant to require the Participant to remit payment to the Corporation to cover any federal, state or local taxes required by law to be withheld with respect to any event under the Plan.

16.      COMPLIANCE WITH RULE 16B-3.

         It is intended that the provisions of the Plan and any Offer to a person subject to the reporting requirements of Section 16(a) of the Exchange Act shall comply in all respects with Rule 16b-3 of the Exchange Act, or any successor provisions. Any Offer shall contain such provisions as are necessary or appropriate to assure such compliance. To the extent that any provision hereof is found not to be in compliance with such Rule, such provision shall be deemed to be modified so as to be in compliance with such Rule, or if such modification is not possible, shall be deemed to be null and void, as it relates to a recipient subject to such Section 16(a).


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17.      APPROVAL.

         The Plan shall be subject to approval by the affirmative vote of a majority of the shares of common stock of the Corporation entitled to vote after adoption by the Board and to approval by any governmental agency which is required by applicable law.

18.      EFFECTIVE DATE.

         The Plan shall become effective upon approval by the stockholders as provided in Section 17.

19.      AMENDMENT AND TERMINATION OF THE PLAN.

         Unless sooner terminated as herein provided, the Plan shall terminate ten (10) years from its effective date, or upon the sale of all the Shares available for sale under the Plan, whichever shall first occur. The Board may at any time terminate, extend, or amend the Plan. However, termination or amendment of the Plan shall not, without the consent of any person affected thereby, modify or in any way affect any right or obligation created prior to such termination or amendment, and any amendment of the Plan which materially increases benefits accruing to Participants under the Plan, materially increases the number of Shares reserved for the Plan or materially modifies the requirements of eligibility for participation in the Plan must be approved by the affirmative vote of a majority of the shares of common stock of the Corporation outstanding and entitled to vote before it may take effect.

20.      NOTICES.

         Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Corporation,

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to its principal place of business, attention: President, and if to a
Participant, to the address appearing on the records of the Corporation.

Adopted by the Board of Directors:  December 17, 1993

Approved by the Shareholders:       December 17, 1993

Amendments:      Adopted by Board           Approved by Shareholders
-----------      ----------------           ------------------------

#1               July 19, 1994              July 19, 1994
#2               December 12, 1994          January 26, 1995
#3               January 26, 1995           January 26, 1995
#4               December 12, 1994          July 18, 1995

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                                    EXHIBIT A

                             FORM OF 83(b) ELECTION




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